Putnam
Discovery Growth
Fund*


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

[GRAPHIC OMITTED: PROTRACT]

[SCALE LOGO OMITTED]


*Formerly Putnam Voyager Fund II


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In this first report brought to you under your fund's new name, we are pleased to inform you that Putnam Discovery Growth Fund posted a healthy double-digit gain at net asset value during the six months ended June 30, 2003. (Prior to April 30, 2003, the fund was known as Putnam Voyager Fund II.)

Despite strength in many of its technology holdings, the fund lagged both of its benchmark indexes and its Lipper peer group average, in part because of its stringent selection criteria; you will find the details on page 7. In the following report, your fund's managers provide an in-depth discussion of these selection criteria and also the strategies they pursued during the semiannual period. They conclude by offering their perspectives on prospects for the fiscal year's second half.

The past three years have represented one of the most challenging periods on record for equity investors and it is heartening now to see signs that this negative cycle may at last be ending. What we told you at the beginning of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003



Report from Fund Management

Fund highlights

 * Putnam Discovery Growth Fund enjoyed a strong six months ended June 30, 2003, with class A shares returning 15.54% at net asset value and 8.91% at public offering price.

 * However, due in part to its emphasis on larger-capitalization stocks, the fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, which returned 18.74% and 18.79%, respectively, during the same period.

 * For the same reason, the fund's performance also slightly lagged the average for its Lipper category, Multi-Cap Growth Funds, which returned 16.30%.

 * See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

 * On April 30, 2003, your fund's name was changed from Putnam Voyager Fund II to Putnam Discovery Growth Fund. No change was made to the fund's investment style or objective.

Performance commentary

The fund's strong absolute returns reflect the strength of our technology investments, as the tech sector led the second-quarter market rally. However, the portfolio contained a greater number of larger-capitalization companies than its benchmark indexes, and during the period, smaller-company stocks were the strongest performers. In addition, following our mandate, we looked for companies offering what we consider the best earnings growth, while the benchmark's return was driven by the fact that low-priced stocks outperformed higher-priced stocks during the second quarter. We did not feel comfortable going out further on the risk spectrum to garner short-term gains by investing in companies that did not meet our quality criteria. The fund's relative performance also was affected by its avoidance of high-profile Internet stocks -- such as Yahoo! and Amazon.com -- which helped drive the index's performance, but we felt that these companies were extremely overvalued. Compared to the Lipper Multi-Cap Growth Funds category, our larger-cap emphasis acted as a brake to performance.


FUND PROFILE

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks.


Market overview

The U.S. stock market can be said to have essentially treaded water in the first quarter of 2003, although there were sharp moves up and down in response to mixed news about the geopolitical and economic backdrop. In the second quarter, however, stocks began to rally, led by small- and mid-cap companies, especially those with higher volatility. Investors anticipated a more robust recovery, which influenced their increased appetite for risk. Factors that led to increased optimism included the cessation of major hostilities in Iraq, tax cuts, increased federal government spending, another decrease in short-term interest rates by the Federal Reserve Board and a weakening U.S. dollar, which made U.S. exports more attractively priced to overseas buyers. Overall, investors felt comfortable moving into more volatile assets. Cyclical stocks -- those that tend to move in concert with the economy -- were particularly strong, reflecting widespread hope that the added economic stimulus would sustain consumer spending and rekindle capital investment by corporations.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             18.74%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (small-company growth stocks)                 18.79%
-------------------------------------------------------------------------------
Russell Midcap Value Index (midsize-company value stocks)               13.11%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                   9.47%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      11.76%
-------------------------------------------------------------------------------

Bonds

-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                              3.93%
-------------------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                                17.32%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                             3.63%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 6/30/03.
-------------------------------------------------------------------------------


Strategy overview

During the period, we gradually shifted the portfolio toward companies that we believed would be poised to take advantage of the monetary and fiscal stimulus available to the economy. We believe that the tax cuts and low interest rates will result in improved economic growth and increased corporate earnings in the second half of 2003 and into 2004. To that end, we have increased investments in cyclical areas such as technology and consumer cyclicals, but we have done so in a gradual manner. At the same time, we divested assets from the defensive consumer staples sector and sold off some of our positions in finance.

We looked to create a diversified portfolio of high-quality growth stocks offering strong balance sheets, solid corporate governance, and attractive valuations. While some of the stocks we avoided posted strong performance, they were unattractive to us because we could not justify purchasing them based on the high expectations we believed were priced into the stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                      as of        as of
                                    12/31/02      6/30/03

Retail                               12.8%         11.5%

Electronics                          10.0%         10.5%

Health-care services                  9.6%          9.2%

Software                              8.4%          8.4%

Pharmaceuticals                       6.1%          7.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The best performers for your fund during the period were small- and mid-cap electronics companies, including Marvell Technology, Intersil, Silicon Laboratories, and McDATA. These firms performed well in anticipation of an economic rebound. Marvell was among the top contributors to performance. The company revised its earnings estimates upward due to a strong order rate and order momentum. The firm manufactures microchips for broadband communication and data storage applications. It introduced some new products that have the potential to drive revenues and solidify the company's market share over the intermediate term. Silicon Laboratories delivered strong relative performance because of robust demand for the company's semiconductor components in the wireless and cable modem markets.

Our investment in Career Education also helped performance. This company runs specialized schools that offer continuing education in a number of areas, including technology, administration, and the culinary arts. This sector fared well, as the weak economy encouraged many people to return to school to learn a new skill or to further their education. In addition, very low interest rates made it easier for consumers to afford school loans.

TOP 10 HOLDINGS

 1 Marvell Technology Group, Ltd.
   (Bermuda)
   Electronics

 2 Pfizer, Inc.
   Pharmaceuticals

 3 Caremark Rx, Inc.
   Health-care services

 4 QLogic Corp.
   Electronics

 5 Microsoft Corp.
   Software

 6 Westwood One, Inc.
   Broadcasting

 7 General Electric Co.
   Conglomerates

 8 Gilead Sciences, Inc.
   Biotechnology

 9 Intel Corp.
   Electronics

10 AutoZone, Inc.
   Retail

Footnote reads:
These holdings represent 15.2% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.

Biotechnology firm Gilead Sciences also boasted strong returns. Sales for its HIV drug, Viread, were very strong because HIV patients seemed less resistant to it than alternative treatments. The company also has some attractive prospects in its drug pipeline. Another biotechnology stock in the fund that performed well was Scios Nova, which saw its share price rise due to its acquisition by Genentech. We continued to hold these positions at the end of the period, believing that their prospects remained solid.

Disappointments for the fund included media company Westwood One. The anticipated recovery in radio advertising has not occurred as quickly as we hoped. The company is a leader in its niche and we feel that next year, an election year, will be a strong one for advertising. We reduced our exposure, but maintained a stake in the company due to our belief that the stock remains a good long-term prospect. Biotechnology firm InterMune stumbled as a result of negative test results on its drug Actimune, which treats a disorder of the immune system. At the close of the period, we had sold out of the position. Finally, our position in the Federal Home Loan Mortgage Corporation (Freddie Mac) hurt performance, as that stock fell precipitously in the wake of a management shuffle. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Specialty Growth Team are Roland Gillis (Portfolio Leader), Daniel Miller (Portfolio Member), Kenneth Doerr, Anthony Sellitto, and Richard Weed. The members of the Large-Cap Growth Team are David Santos (Portfolio Member), Tony Elavia, Walt Pearson, and Brian O'Toole.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

We anticipate further affirmation of the economy's slow improvement in late 2003 and into 2004, as the presidential election approaches. The lag effect of all of the fiscal and monetary stimulus -- as well as changes to how capital gains and dividends are taxed -- should give companies added incentive to invest more in their businesses. The market is anticipatory; the second-quarter rally was a sign that most market participants feel the economy should improve. Because stock prices typically reflect earnings, the key to the stock market should be the direction of earnings growth rates. It should be easier for companies to grow earnings, as a result of a significant wave of cost-cutting, plant shutdowns, divestitures of underperforming business assets, and rationalization of operations. Marginal increases in revenues should have a direct impact on earnings. Risks that remain include the possibility of further terrorist activity and deflation.

With our expectation that an improving economy should bolster corporate earnings, we've been building up the fund's positions in stocks that we believe would benefit from an economic recovery. At the same time, the nature of growth-stock investing is very company-specific. Our focus is on finding companies that we believe will benefit from a new product or service. We also feel that superior relative earnings growth will be rewarded over time, irrespective of sector or industry.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its semiannual period, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.




------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
------------------------------------------------------------------------------------------------

                        Class A            Class B            Class C             Class M
(inception dates)      (4/14/93)          (10/2/95)           (2/1/99)           (10/2/95)
------------------------------------------------------------------------------------------------
                     NAV      POP       NAV      CDSC       NAV      CDSC       NAV      POP
------------------------------------------------------------------------------------------------
6 months           15.54%    8.91%      15.01%   10.01%     15.16%   14.16%     15.20%   11.21%
------------------------------------------------------------------------------------------------
1 year              0.57    -5.20       -0.23    -5.22      -0.15    -1.15       0.07    -3.44
------------------------------------------------------------------------------------------------
5 years           -26.82   -31.02      -29.54   -30.74     -29.41   -29.41     -28.57   -31.08
Annual average     -6.05    -7.16       -6.76    -7.08      -6.73    -6.73      -6.51    -7.17
------------------------------------------------------------------------------------------------
10 years          101.73    90.15       87.14    87.14      87.48    87.48      92.18    85.36
Annual average      7.27     6.64        6.47     6.47       6.49     6.49       6.75     6.37
------------------------------------------------------------------------------------------------
Annual average
(life of fund)      7.56     6.94        6.76     6.76       6.77     6.77       7.04     6.67
------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses. Had expenses not been limited, returns would have been lower.

-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                                                                 Lipper
                                                Russell 2500   Multi-Cap
                                Russell Midcap    Growth      Growth Funds
                                Growth Index      Index     category average*
-------------------------------------------------------------------------------
6 months                            18.74%        18.79%        16.30%
-------------------------------------------------------------------------------
1 year                               7.35          4.11          2.15
-------------------------------------------------------------------------------
5 years                             -3.18         -4.45         -7.20
Annual average                      -0.64         -0.91         -2.12
-------------------------------------------------------------------------------
10 years                           125.21         94.97        135.54
Annual average                       8.46          6.90          8.45
-------------------------------------------------------------------------------
Annual average
(life of fund)                       8.24          6.98          8.90
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 6/30/03, there were 398, 381, 153, and 47 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
                     Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
-------------------------------------------------------------------------------
12/31/02        $12.16  $12.90    $11.46        $11.81    $11.71  $12.13
-------------------------------------------------------------------------------
6/30/03          14.05   14.91     13.18         13.60     13.49   13.98
-------------------------------------------------------------------------------
* The fund did not make any distributions during the period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
June 30, 2003 (Unaudited)



Common stocks (99.6%) (a)
Number of shares                                                         Value

Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------
       275,784 Lamar Advertising Co. (NON)                          $9,710,355
        29,500 Omnicom Group, Inc.                                   2,115,150
                                                                  ------------
                                                                    11,825,505

Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------
        16,100 United Technologies Corp.                             1,140,363

Airlines (1.5%)
-------------------------------------------------------------------------------
       272,509 JetBlue Airways Corp. (NON)                          11,524,406
       262,585 Ryanair Holdings PLC ADR (Ireland)
               (NON)                                                11,790,067
                                                                  ------------
                                                                    23,314,473

Automotive (0.7%)
-------------------------------------------------------------------------------
       366,604 Gentex Corp. (NON)                                   11,221,748

Banking (1.7%)
-------------------------------------------------------------------------------
       263,805 New York Community Bancorp, Inc.                      7,674,087
        97,600 State Street Corp.                                    3,845,440
       375,113 TCF Financial Corp.                                  14,944,502
        97,400 U.S. Bancorp                                          2,386,300
                                                                  ------------
                                                                    28,850,329

Beverage (0.8%)
-------------------------------------------------------------------------------
        82,700 Anheuser-Busch Cos., Inc.                             4,221,835
        51,000 Pepsi Bottling Group, Inc. (The)                      1,021,020
       165,800 PepsiCo, Inc.                                         7,378,100
                                                                  ------------
                                                                    12,620,955

Biotechnology (3.9%)
-------------------------------------------------------------------------------
       210,400 Amgen, Inc. (NON)                                    13,978,976
       348,181 Amylin Pharmaceuticals, Inc. (NON)                    7,621,682
       312,496 Celgene Corp. (NON)                                   9,499,878
        11,200 Genentech, Inc. (NON)                                   807,744
        59,800 Genzyme Corp. (NON)                                   2,499,640
       377,658 Gilead Sciences, Inc. (NON)                          20,990,232
        96,400 MedImmune, Inc. (NON)                                 3,506,068
        98,200 Trimeris, Inc. (NON)                                  4,485,776
                                                                  ------------
                                                                    63,389,996

Broadcasting (2.8%)
-------------------------------------------------------------------------------
       516,014 Cumulus Media, Inc. Class A (NON)                     9,768,145
       211,389 Entercom Communications Corp. (NON)                  10,360,175
        48,400 Viacom, Inc. Class B (NON)                            2,113,144
       641,281 Westwood One, Inc. (NON)                             21,758,664
                                                                  ------------
                                                                    44,000,128

Cable Television (0.2%)
-------------------------------------------------------------------------------
        91,700 Comcast Corp. Class A (Special)
               (NON)                                                 2,643,711

Chemicals (0.5%)
-------------------------------------------------------------------------------
        56,700 3M Co.                                                7,313,166

Commercial and Consumer Services (1.7%)
-------------------------------------------------------------------------------
       223,626 CDW Corp (NON)                                       10,242,071
       280,727 Choicepoint, Inc. (NON)                               9,690,696
        17,900 eBay, Inc. (NON)                                      1,864,822
       167,800 Paychex, Inc.                                         4,918,218
                                                                  ------------
                                                                    26,715,807

Communications Equipment (2.9%)
-------------------------------------------------------------------------------
     1,159,600 CIENA Corp. (NON)                                     6,018,324
       655,900 Cisco Systems, Inc. (NON)                            10,946,971
     1,639,000 Corning, Inc. (NON)                                  12,112,210
       788,211 Juniper Networks, Inc. (NON)                          9,750,170
        68,300 QUALCOMM, Inc.                                        2,441,725
       767,300 Tellabs, Inc. (NON)                                   5,041,161
                                                                  ------------
                                                                    46,310,561

Computers (2.9%)
-------------------------------------------------------------------------------
       272,900 Dell Computer Corp. (NON)                             8,721,884
        72,300 IBM Corp.                                             5,964,750
        79,600 Lexmark International, Inc. (NON)                     5,633,292
       150,678 Magma Design Automation, Inc. (NON)                   2,584,128
       749,418 McDATA Corp. Class A (NON)                           10,993,962
       584,300 Network Appliance, Inc. (NON)                         9,471,503
       170,900 VeriSign, Inc. (NON)                                  2,363,547
                                                                  ------------
                                                                    45,733,066

Conglomerates (1.4%)
-------------------------------------------------------------------------------
       754,400 General Electric Co.                                 21,636,192

Consumer Finance (1.0%)
-------------------------------------------------------------------------------
        99,600 Capital One Financial Corp.                           4,898,328
       513,600 MBNA Corp.                                           10,703,424
                                                                  ------------
                                                                    15,601,752

Consumer Goods (1.7%)
-------------------------------------------------------------------------------
        50,400 Alberto-Culver Co. Class B                            2,575,440
        35,700 Avon Products, Inc.                                   2,220,540
        87,500 Colgate-Palmolive Co.                                 5,070,625
        87,900 Procter & Gamble Co.                                  7,838,922
        74,374 Weight Watchers International, Inc.
               (NON)                                                 3,383,273
       291,355 Yankee Candle Co., Inc. (The) (NON)                   6,765,263
                                                                  ------------
                                                                    27,854,063

Distribution (0.6%)
-------------------------------------------------------------------------------
       248,718 Performance Food Group Co. (NON)                      9,202,566

Electronics (10.5%)
-------------------------------------------------------------------------------
     3,770,700 Agere Systems, Inc. Class A (NON)                     8,785,731
        87,600 Analog Devices, Inc. (NON)                            3,050,232
       471,952 Brooks Automation, Inc. (NON)                         5,351,936
       464,600 Cypress Semiconductor Corp. (NON)                     5,575,200
       826,100 Exar Corp. (NON)                                     13,077,163
       797,225 Integrated Device Technology, Inc.
               (NON)                                                 8,809,336
       997,600 Intel Corp.                                          20,734,118
       649,595 Intersil Corp. Class A (NON)                         17,285,723
       616,600 Jabil Circuit, Inc. (NON)                            13,626,860
       925,262 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                      31,801,255
       503,638 QLogic Corp. (NON)                                   24,340,825
       253,311 Silicon Laboratories, Inc. (NON)                      6,748,205
     1,312,474 Skyworks Solutions, Inc. (NON)                        8,885,449
                                                                  ------------
                                                                   168,072,033

Energy (3.8%)
-------------------------------------------------------------------------------
       261,464 BJ Services Co. (NON)                                 9,768,295
        98,200 Cooper Cameron Corp. (NON)                            4,947,316
       314,630 ENSCO International, Inc.                             8,463,547
       252,800 Nabors Industries, Ltd. (NON)                         9,998,240
       305,868 Patterson-UTI Energy, Inc. (NON)                      9,910,123
       508,379 Varco International, Inc. (NON)                       9,964,228
       200,848 Weatherford International, Ltd.
               (Bermuda) (NON)                                       8,415,531
                                                                  ------------
                                                                    61,467,280

Engineering & Construction (0.2%)
-------------------------------------------------------------------------------
        61,000 Jacobs Engineering Group, Inc. (NON)                  2,571,150

Financial (0.8%)
-------------------------------------------------------------------------------
        90,100 Citigroup, Inc.                                       3,856,280
        91,300 Fannie Mae                                            6,157,272
        57,500 Freddie Mac                                           2,919,275
                                                                  ------------
                                                                    12,932,827

Gaming & Lottery (1.0%)
-------------------------------------------------------------------------------
       286,256 Harrah's Entertainment, Inc. (NON)                   11,518,941
       203,800 Station Casinos, Inc. (NON)                           5,145,950
                                                                  ------------
                                                                    16,664,891

Health Care Services (9.2%)
-------------------------------------------------------------------------------
       300,995 AdvancePCS (NON)                                     11,507,039
        65,800 AmerisourceBergen Corp.                               4,563,230
        74,500 Cardinal Health, Inc.                                 4,790,350
     1,016,600 Caremark Rx, Inc. (NON)                              26,106,288
       488,901 Community Health Systems, Inc. (NON)                  9,430,900
       167,900 Coventry Health Care, Inc. (NON)                      7,750,264
       183,408 Express Scripts, Inc. Class A (NON)                  12,530,435
        76,000 Fisher Scientific International,
               Inc. (NON)                                            2,652,400
       595,702 Health Management Associates, Inc.
               Class A                                              10,990,702
       167,800 Henry Schein, Inc. (NON)                              8,782,652
       213,528 Manor Care, Inc. (NON)                                5,340,335
       233,678 Mid Atlantic Medical Services, Inc.
               (NON)                                                12,221,359
       147,252 Pediatrix Medical Group, Inc. (NON)                   5,249,534
       427,406 Steris Corp. (NON)                                    9,868,805
        57,000 UnitedHealth Group, Inc.                              2,864,250
       520,600 WebMD Corp. (NON)                                     5,638,098
       176,200 WellChoice, Inc. (NON)                                5,159,136
        27,900 Wellpoint Health Networks, Inc.
               (NON)                                                 2,351,970
                                                                  ------------
                                                                   147,797,747

Homebuilding (0.4%)
-------------------------------------------------------------------------------
        95,100 Lennar Corp.                                          6,799,650

Insurance (0.9%)
-------------------------------------------------------------------------------
       103,400 American International Group, Inc.                    5,705,612
       278,774 Willis Group Holdings, Ltd.
               (Bermuda)                                             8,572,301
                                                                  ------------
                                                                    14,277,913

Investment Banking/Brokerage (0.6%)
-------------------------------------------------------------------------------
       264,800 T Rowe Price Group, Inc.                              9,996,200

Leisure (0.1%)
-------------------------------------------------------------------------------
        26,000 Harley-Davidson, Inc.                                 1,036,360

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------
       586,280 Extended Stay America, Inc. (NON)                     7,908,917
       873,200 Hilton Hotels Corp.                                  11,168,228
       243,400 Starwood Hotels & Resorts Worldwide,
               Inc.                                                  6,958,806
                                                                  ------------
                                                                    26,035,951

Medical Technology (3.1%)
-------------------------------------------------------------------------------
        78,800 Boston Scientific Corp. (NON)                         4,814,680
       136,565 Charles River Laboratories
               International, Inc. (NON)                             4,394,662
       120,400 Medtronic, Inc.                                       5,775,588
        97,300 ResMed, Inc. (NON)                                    3,814,160
       197,036 Respironics, Inc. (NON)                               7,392,791
        29,700 St. Jude Medical, Inc. (NON)                          1,707,750
       188,628 Varian Medical Systems, Inc. (NON)                   10,859,314
       239,635 Zimmer Holdings, Inc. (NON)                          10,795,557
                                                                  ------------
                                                                    49,554,502

Metals (0.1%)
-------------------------------------------------------------------------------
       180,470 Liquidmetal Technologies (NON)                          925,811

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
       155,293 Kinder Morgan, Inc.                                   8,486,762

Oil & Gas (1.2%)
-------------------------------------------------------------------------------
       322,804 Noble Corp. (Cayman Islands) (NON)                   11,072,177
       375,300 XTO Energy, Inc.                                      7,547,283
                                                                  ------------
                                                                    18,619,460

Pharmaceuticals (7.0%)
-------------------------------------------------------------------------------
        96,400 Abbott Laboratories                                   4,218,464
        51,100 Allergan, Inc.                                        3,939,810
       143,100 Barr Laboratories, Inc. (NON)                         9,373,050
       141,400 Forest Laboratories, Inc. (NON)                       7,741,650
       360,000 Johnson & Johnson                                    18,612,000
        60,300 Lilly (Eli) & Co.                                     4,158,891
        84,600 Merck & Co., Inc.                                     5,122,530
       277,700 Mylan Laboratories, Inc.                              9,655,629
       918,300 Pfizer, Inc.                                         31,359,945
       232,000 Watson Pharmaceuticals, Inc. (NON)                    9,365,840
       166,910 Wyeth                                                 7,602,751
                                                                  ------------
                                                                   111,150,560

Restaurants (3.3%)
-------------------------------------------------------------------------------
       557,518 Applebee's International, Inc.                       17,522,791
       157,300 Brinker International, Inc. (NON)                     5,665,946
       396,093 CBRL Group, Inc.                                     15,392,174
        99,000 Outback Steakhouse, Inc.                              3,861,000
       163,676 P.F. Chang's China Bistro, Inc.
               (NON)                                                 8,054,496
        79,300 Starbucks Corp. (NON)                                 1,944,436
                                                                  ------------
                                                                    52,440,843

Retail (11.5%)
-------------------------------------------------------------------------------
       252,269 99 Cents Only Stores (NON)                            8,657,872
       276,983 Advance Auto Parts, Inc. (NON)                       16,868,265
       260,082 AutoZone, Inc. (NON)                                 19,758,430
       137,700 Bed Bath & Beyond, Inc. (NON)                         5,344,137
        95,500 Best Buy Co., Inc. (NON)                              4,194,360
       317,222 Chico's FAS, Inc. (NON)                               6,677,523
       322,434 Dollar Tree Stores, Inc. (NON)                       10,230,831
       502,843 Family Dollar Stores, Inc.                           19,183,460
       215,900 Home Depot, Inc. (The)                                7,150,608
        28,300 Kohl's Corp. (NON)                                    1,454,054
       135,200 Linens 'N Things, Inc. (NON)                          3,192,072
        92,800 Liz Claiborne, Inc.                                   3,271,200
       227,900 Lowe's Cos., Inc.                                     9,788,305
       420,972 Michaels Stores, Inc.                                16,022,194
       136,500 PETCO Animal Supplies, Inc. (NON)                     2,967,510
       454,641 PETsMART, Inc.                                        7,578,865
       315,215 Ross Stores, Inc.                                    13,472,289
       149,000 TJX Cos., Inc. (The)                                  2,807,160
       203,100 Wal-Mart Stores, Inc.                                10,900,377
        94,000 Walgreen Co.                                          2,829,400
       378,202 Williams-Sonoma, Inc. (NON)                          11,043,498
                                                                  ------------
                                                                   183,392,410

Schools (2.3%)
-------------------------------------------------------------------------------
       262,667 Apollo Group, Inc. Class A (NON)                     16,222,314
       214,271 Career Education Corp. (NON)                         14,660,422
       105,127 Education Management Corp. (NON)                      5,590,654
                                                                  ------------
                                                                    36,473,390

Semiconductor (3.9%)
-------------------------------------------------------------------------------
       191,701 Cymer, Inc. (NON)                                     6,050,084
       260,900 KLA-Tencor Corp. (NON)                               12,129,241
       684,488 LAM Research Corp. (NON)                             12,464,526
       670,235 LTX Corp. (NON)                                       5,777,426
        81,616 Mykrolis Corp. (NON)                                    828,402
       462,776 Novellus Systems, Inc. (NON)                         16,947,320
       453,400 Teradyne, Inc. (NON)                                  7,848,354
                                                                  ------------
                                                                    62,045,353

Shipping (0.9%)
-------------------------------------------------------------------------------
       168,972 Expeditors International of
               Washington, Inc.                                      5,853,190
       151,370 Heartland Express, Inc. (NON)                         3,367,983
       128,500 Hunt (JB) Transport Services, Inc.
               (NON)                                                 4,850,875
                                                                  ------------
                                                                    14,072,048

Software (8.4%)
-------------------------------------------------------------------------------
       102,000 Adobe Systems, Inc.                                   3,271,140
       120,000 Avid Technology, Inc. (NON)                           4,208,400
       660,300 BEA Systems, Inc. (NON)                               7,170,858
       232,800 BMC Software, Inc. (NON)                              3,801,624
       470,705 Cognos, Inc. (Canada) (NON)                          12,709,035
       703,155 Documentum, Inc. (NON)                               13,831,059
       525,641 Internet Security Systems, Inc.
               (NON)                                                 7,616,538
       216,300 Macromedia, Inc. (NON)                                4,550,952
       469,700 Manhattan Associates, Inc. (NON)                     12,198,109
       237,649 Matrixone, Inc. (NON)                                 1,364,105
       255,500 Mercury Interactive Corp. (NON)                       9,864,855
       929,100 Microsoft Corp.                                      23,794,251
       552,900 NETIQ Corp. (NON)                                     8,547,834
       513,200 Oracle Corp. (NON)                                    6,168,664
       102,500 Symantec Corp. (NON)                                  4,495,650
     1,282,940 webMethods, Inc. (NON)                               10,430,302
                                                                  ------------
                                                                   134,023,376

Technology Services (0.8%)
-------------------------------------------------------------------------------
        22,400 Affiliated Computer Services, Inc.
               Class A (NON)                                         1,024,352
       171,500 Cognizant Technology Solutions Corp.
               (NON)                                                 4,177,740
       137,300 Fair, Isaac and Co., Inc.                             7,064,085
                                                                  ------------
                                                                    12,266,177

Telecommunications (1.5%)
-------------------------------------------------------------------------------
       535,400 American Tower Corp. Class A (NON)                    4,738,290
       736,420 Citizens Communications Co. (NON)                     9,492,454
     1,777,600 Sprint Corp. (PCS Group) (NON)                       10,221,200
                                                                  ------------
                                                                    24,451,944

Tobacco (0.1%)
-------------------------------------------------------------------------------
        40,800 Altria Group, Inc.                                    1,853,953

Transportation (0.2%)
-------------------------------------------------------------------------------
       125,700 UTI Worldwide, Inc.                                   3,920,583

Waste Management (0.6%)
-------------------------------------------------------------------------------
       168,700 Stericycle, Inc. (NON)                                6,491,576
       109,307 Waste Connections, Inc. (NON)                         3,831,210
                                                                  ------------
                                                                    10,322,786
                                                                  ------------
               Total Common stocks
               (cost $1,431,426,445)                            $1,591,026,341

Convertible preferred stocks (0.2%) (a) (NON)
Number of shares                                                         Value
-------------------------------------------------------------------------------
       125,000 Bowstreet, Inc. Ser. D, $7.00 cum.
               cv. pfd.
               (acquired 10/25/00, cost $1,500,000)
               (Private) (RES)                                         $93,750
       319,387 CommVault Systems zero % cv. pfd.
               (acquired 1/30/02,  cost $1,000,001)
               (Private) (RES)                                         948,579
        97,860 Convergent Networks, Inc. Ser. D,
               zero % cv. pfd.  (acquired 9/19/00,
               cost $1,600,011) (Private) (RES)                        299,941
       170,455 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 9/5/00,  cost
               $150,000)(Private) (RES)                                 37,500
        50,000 Lightwave Microsystems Corp. Ser. G,
               $0.80 cv. pfd.  (acquired 10/19/00,
               cost $500,000) (Private) (RES)                              500
       227,459 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd.  (acquired 12/7/00,
               cost $1,110,000) (Private) (RES)                        443,545
       294,117 NuTool, Inc. Ser. C, $0.27 cv. pfd.
               (acquired 11/15/00,  cost $999,998)
               (Private) (RES)                                       1,026,468
       122,060 Totality Corp. Ser. D, $0.346 cum. cv. pfd.
               (acquired 7/27/00, cost $528,166)
               (Private) (RES)                                          48,824
        30,246 Vivace Networks, Inc. Ser. C, $0.583
               cv. pfd. (acquired 9/7/00,  cost
               $293,991)(Private) (RES)                                231,987
                                                                  ------------
               Total Convertible preferred stocks
               (cost $7,682,167)                                    $3,131,094

Short-term investments (0.7%) (a) (cost $10,417,753)
Principal amount                                                         Value
-------------------------------------------------------------------------------
   $10,417,753 Short-term investments held in
               Putnam commingled cash account
               with yields ranging from 1.00%
               to 1.32% and due dates ranging
               from July 1, 2003 to August 18,
               2003 (d)                                            $10,417,753
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,449,526,365)                             $1,604,575,188
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,598,157,112.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2003 was $3,131,094 or 0.2% of net assets.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      Written Options Outstanding at June 30, 2003 (Unaudited)
      (premiums received $71,980)
      Contract                                     Expiration Date/     Market
      Amount                                        Strike Price        Value
      -------------------------------------------------------------------------
      74,591  Marvell Tecnology Group, Ltd. (Call)  Jul 03/$35.00 USD  $83,915
      -------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003 (Unaudited)

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,449,526,365) (Note 1)                                       $1,604,575,188
-----------------------------------------------------------------------------
Dividends, interest and other receivables                             579,616
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                745,966
-----------------------------------------------------------------------------
Receivable for securities sold                                      2,923,707
-----------------------------------------------------------------------------
Total assets                                                    1,608,824,477

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                    1,051,413
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,044,715
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,348,415
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            360,443
-----------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                        166,914
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,556
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,111,349
-----------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$71,980) (Note 1)                                                      83,915
-----------------------------------------------------------------------------
Other accrued expenses                                                498,645
-----------------------------------------------------------------------------
Total liabilities                                                  10,667,365
-----------------------------------------------------------------------------
Net assets                                                     $1,598,157,112

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $3,031,236,730
-----------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (9,409,667)
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (1,578,700,917)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 155,030,966
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,598,157,112

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($830,579,948 divided by 59,131,050 shares)                            $14.05
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.05)*                $14.91
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($629,514,357 divided by 47,746,679 shares)**                          $13.18
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($74,334,861 divided by 5,467,508 shares)**                            $13.60
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($45,507,470 divided by 3,374,316 shares)                              $13.49
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.49)*                $13.98
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($18,220,476 divided by 1,293,086 shares)                              $14.09
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended June 30, 2003 (Unaudited)

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $3,485)                           $2,839,827
-----------------------------------------------------------------------------
Interest                                                              126,080
-----------------------------------------------------------------------------
Total investment income                                             2,965,907

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,559,602
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,086,714
-----------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                     31,151
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       13,602
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 959,308
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,922,763
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 344,353
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 159,295
-----------------------------------------------------------------------------
Other                                                               1,569,019
-----------------------------------------------------------------------------
Total expenses                                                     12,645,807
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                           (270,233)
-----------------------------------------------------------------------------
Net expenses                                                       12,375,574
-----------------------------------------------------------------------------
Net investment loss                                                (9,409,667)
-----------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                 (16,520,730)
-----------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (26,938)
-----------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  342,755
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                   (5,989)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the period                   239,607,749
-----------------------------------------------------------------------------
Net gain on investments                                           223,396,847
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $213,987,180
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                           Six months ended        Year ended
                                                    June 30       December 31
Increase (decrease) in net assets                     2003*              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment loss                             $(9,409,667)     $(19,432,846)
-----------------------------------------------------------------------------
Net realized loss on investments                (16,204,913)     (408,796,618)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                           239,601,760       (77,209,256)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       213,987,180      (505,438,720)
-----------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                   (123,122,612)       72,667,096
-----------------------------------------------------------------------------
Total increase (decrease) in net assets          90,864,568      (432,771,624)

Net assets
-----------------------------------------------------------------------------
Beginning of period                           1,507,292,544     1,940,064,168
-----------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $9,409,667 and
$--, respectively)                           $1,598,157,112    $1,507,292,544
-----------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------
                                      Six months
                                        ended
                                       June 30
Per-share                            (Unaudited)       Year ended December 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.16          $17.19          $24.75
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.06)           (.13)           (.15)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.95           (4.90)          (7.41)
-------------------------------------------------------------------------------
Total from investment
operations                               1.89           (5.03)          (7.56)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --              --
-------------------------------------------------------------------------------
From return of capital                     --              --              --
-------------------------------------------------------------------------------
Total distributions                        --              --              --
-------------------------------------------------------------------------------
Net asset value, end of period         $14.05          $12.16          $17.19
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.54*         (29.26)         (30.55)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $830,580        $780,198      $1,023,512
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .68*           1.26            1.10
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.46)*          (.90)           (.80)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  29.41*          74.98 (d)       83.46
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                      Year ended December 31
operating performance                    2000            1999            1998
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $38.45          $22.70          $19.11
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.26)           (.19)           (.12)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (12.03)          18.10            4.54
-------------------------------------------------------------------------------
Total from investment
operations                             (12.29)          17.91            4.42
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.40)          (2.16)           (.83)
-------------------------------------------------------------------------------
From return of capital                   (.01)             --              --
-------------------------------------------------------------------------------
Total distributions                     (1.41)          (2.16)           (.83)
-------------------------------------------------------------------------------
Net asset value, end of period         $24.75          $38.45          $22.70
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (32.24)          79.90           23.52
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,518,521      $1,663,371        $753,319
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .99            1.03            1.12
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.74)           (.71)           (.59)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 104.69           89.74           91.61
-------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------
                                     Six months
                                        ended
                                       June 30
Per-share                            (Unaudited)       Year ended December 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $11.46          $16.32          $23.67
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.10)           (.22)           (.28)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.82           (4.64)          (7.07)
-------------------------------------------------------------------------------
Total from investment
operations                               1.72           (4.86)          (7.35)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --              --
-------------------------------------------------------------------------------
From return of capital                     --              --              --
-------------------------------------------------------------------------------
Total distributions                        --              --              --
-------------------------------------------------------------------------------
Net asset value, end of period         $13.18          $11.46          $16.32
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.01*         (29.78)         (31.05)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $629,514        $596,850        $769,099
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.05*           2.01            1.85
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.84)*         (1.65)          (1.54)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  29.41*          74.98 (d)       83.46
-------------------------------------------------------------------------------



Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                      Year ended December 31
operating performance                    2000            1999            1998
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $37.13          $22.13          $18.78
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.51)           (.38)           (.27)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (11.54)          17.54            4.45
-------------------------------------------------------------------------------
Total from investment
operations                             (12.05)          17.16            4.18
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.40)          (2.16)           (.83)
-------------------------------------------------------------------------------
From return of capital                   (.01)             --              --
-------------------------------------------------------------------------------
Total distributions                     (1.41)          (2.16)           (.83)
-------------------------------------------------------------------------------
Net asset value, end of period         $23.67          $37.13          $22.13
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (32.75)          78.56           22.66
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,363,831      $1,505,719        $699,040
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.74            1.78            1.87
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.49)          (1.46)          (1.34)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 104.69           89.74           91.61
-------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                       Six months
                                         ended
                                        June 30               Year ended
Per-share                             (Unaudited)             December 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $11.81          $16.82          $24.40
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.10)           (.22)           (.29)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.89           (4.79)          (7.29)
-------------------------------------------------------------------------------
Total from investment
operations                               1.79           (5.01)          (7.58)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --              --
-------------------------------------------------------------------------------
From return of capital                     --              --              --
-------------------------------------------------------------------------------
Total distributions                        --              --              --
-------------------------------------------------------------------------------
Net asset value, end of period         $13.60          $11.81          $16.82
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.16*         (29.79)         (31.07)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $74,335         $70,454         $75,676
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.05*           2.01            1.85
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.84)*         (1.65)          (1.55)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  29.41*          74.98 (d)       83.46
-------------------------------------------------------------------------------



Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                        For the
                                                        period
                                      Year ended   February 1, 1999+
Per-share                             December 31    to December 31
operating performance                    2000           1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $38.21          $23.95
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.53)           (.38)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (11.87)          16.80
-------------------------------------------------------------------------------
Total from investment
operations                             (12.40)          16.42
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.40)          (2.16)
-------------------------------------------------------------------------------
From return of capital                   (.01)             --
-------------------------------------------------------------------------------
Total distributions                     (1.41)          (2.16)
-------------------------------------------------------------------------------
Net asset value, end of period         $24.40          $38.21
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (32.74)          69.50*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $119,909         $76,097
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.74            1.63*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.49)          (1.34)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                 104.69           89.74
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------
                                     Six months
                                        ended
                                       June 30
Per-share                            (Unaudited)        Year ended December 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $11.71          $16.63          $24.05
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.09)           (.19)           (.24)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.87           (4.73)          (7.18)
-------------------------------------------------------------------------------
Total from investment
operations                               1.78           (4.92)          (7.42)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --              --
-------------------------------------------------------------------------------
From return of capital                     --              --              --
-------------------------------------------------------------------------------
Total distributions                        --              --              --
-------------------------------------------------------------------------------
Net asset value, end of period         $13.49          $11.71          $16.63
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.20*         (29.59)         (30.85)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $45,507         $44,378         $71,777
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .93*           1.76            1.60
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.71)*         (1.40)          (1.29)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  29.41*          74.98 (d)       83.46
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                      Year ended December 31
operating performance                    2000            1999            1998
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $37.61          $22.34          $18.91
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.43)           (.32)           (.22)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (11.72)          17.75            4.48
-------------------------------------------------------------------------------
Total from investment
operations                             (12.15)          17.43            4.26
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.40)          (2.16)           (.83)
-------------------------------------------------------------------------------
From return of capital                   (.01)             --              --
-------------------------------------------------------------------------------
Total distributions                     (1.41)          (2.16)           (.83)
-------------------------------------------------------------------------------
Net asset value, end of period         $24.05          $37.61          $22.34
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (32.59)          79.04           22.92
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $121,244        $170,662         $84,507
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.49            1.53            1.62
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.24)          (1.21)          (1.09)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 104.69           89.74           91.61
-------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------
                                                               For the
                                              Six months        period
                                                ended          March 4,
                                               June 30         2002+ to
Per-share                                    (Unaudited)       Dec. 31
operating performance                            2003            2002
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                         $12.18          $16.02
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                          (.04)           (.07)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       1.95           (3.77)
-------------------------------------------------------------------------------
Total from investment
operations                                       1.91           (3.84)
-------------------------------------------------------------------------------
Net asset value, end of period                 $14.09          $12.18
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                                    15.68*         (23.97)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                    $18,220         $15,413
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         .55*            .84*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                        (.34)*          (.54)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                          29.41*          74.98 (d)
-------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

 (d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund (Note 5).

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
June 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Discovery Growth Fund (formerly known as Putnam Voyager Fund II) ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market valued at last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2002, the fund had a capital loss carryover of $1,467,349,691 available to the extent allowed by tax law to offset future net capital gains, if any. This amount includes $153,540,318 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam New Century Growth Fund and $31,640,980 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Technology Fund, both of which are subject to limitations imposed by the Internal Revenue Code. The amount of the fund's carryover and the expiration dates are:

Loss Carryover   Expiration
------------------------------------
  $114,536,525   December 31, 2007
    25,808,174   December 31, 2008
   954,407,214   December 31, 2009
   372,597,778   December 31, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending December 31, 2003 $47,566,564 of losses recognized during the period November 1, 2002 to December 31, 2002.

The aggregate identified cost on a tax basis is $1,497,100,133, resulting in gross unrealized appreciation and depreciation of $237,212,204 and $129,737,149, respectively, or net unrealized appreciation of $107,475,055.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended June 30, 2003, the fund's expenses were reduced by $270,233 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,647 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $136,330 and $3,234 from the sale of class A and class M shares, respectively, and received $575,353 and $1,799 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $263 and no monies on class A and class M redemptions, respectively.



Note 3
Purchases and sales of securities

During the six months ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $435,485,170 and $576,068,030, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                       Contract   Premiums
                                        Amounts   Received
------------------------------------------------------------
Written options
outstanding at
beginning of period                     158,890   $329,697
------------------------------------------------------------
Options opened                          171,317    115,507
Options exercised                       (48,363)   (30,469)
Options expired                        (207,253)  (342,755)
Options closed                               --         --
------------------------------------------------------------
Written options
outstanding at
end of period                            74,591    $71,980
------------------------------------------------------------



Note 4
Capital shares

At June 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                              Six months ended June 30, 2003
------------------------------------------------------------
Class A                                 Shares        Amount
------------------------------------------------------------
Shares sold                          4,598,957   $57,854,277
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
                                     4,598,957    57,854,277

Shares repurchased                  (9,620,422) (120,061,907)
------------------------------------------------------------
Net decrease                        (5,021,465) $(62,207,630)
------------------------------------------------------------

                                Year ended December 31, 2002
------------------------------------------------------------
Class A                                 Shares        Amount
------------------------------------------------------------
Shares sold                         12,586,696  $188,213,124
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New Century
Growth Fund                         15,807,160   184,026,014
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Technology Fund                      3,565,776    41,512,546
------------------------------------------------------------
                                    31,959,632   413,751,684

Shares repurchased                 (27,344,833) (392,676,284)
------------------------------------------------------------
Net increase                         4,614,799   $21,075,400
------------------------------------------------------------

                              Six months ended June 30, 2003
------------------------------------------------------------
Class B                                 Shares        Amount
------------------------------------------------------------
Shares sold                          2,628,778   $30,757,364
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
                                     2,628,778    30,757,364

Shares repurchased                  (6,973,602)  (81,233,111)
------------------------------------------------------------
Net decrease                        (4,344,824) $(50,475,747)
------------------------------------------------------------

                                Year ended December 31, 2002
------------------------------------------------------------
Class B                                 Shares        Amount
------------------------------------------------------------
Shares sold                          6,235,901   $84,075,943
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New Century
Growth Fund                         14,084,902   154,781,583
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Technology Fund                      2,625,827    28,855,694
------------------------------------------------------------
                                    22,946,630   267,713,220

Shares repurchased                 (17,989,536) (239,374,880)
------------------------------------------------------------
Net increase                         4,957,094   $28,338,340
------------------------------------------------------------

                              Six months ended June 30, 2003
------------------------------------------------------------
Class C                                 Shares        Amount
------------------------------------------------------------
Shares sold                            337,988    $4,127,088
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
                                       337,988     4,127,088

Shares repurchased                    (833,693)  (10,039,004)
------------------------------------------------------------
Net decrease                          (495,705)  $(5,911,916)
------------------------------------------------------------

                                Year ended December 31, 2002
------------------------------------------------------------
Class C                                 Shares        Amount
------------------------------------------------------------
Shares sold                            784,115   $10,926,816
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New Century
Growth Fund                          2,382,193    26,996,886
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Technology Fund                        417,904     4,736,015
------------------------------------------------------------
                                     3,584,212    42,659,717

Shares repurchased                  (2,118,977)  (28,764,714)
------------------------------------------------------------
Net increase                         1,465,235   $13,895,003
------------------------------------------------------------

                              Six months ended June 30, 2003
------------------------------------------------------------
Class M                                 Shares        Amount
------------------------------------------------------------
Shares sold                            233,642    $2,864,847
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
                                       233,642     2,864,847

Shares repurchased                    (650,578)   (7,780,963)
------------------------------------------------------------
Net decrease                          (416,936)  $(4,916,116)
------------------------------------------------------------

                                Year ended December 31, 2002
------------------------------------------------------------
Class M                                 Shares        Amount
------------------------------------------------------------
Shares sold                            651,151    $9,229,378
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New Century
Growth Fund                            652,596     7,321,397
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Technology Fund                        126,927     1,423,983
------------------------------------------------------------
                                     1,430,674    17,974,758

Shares repurchased                  (1,956,503)  (26,817,340)
------------------------------------------------------------
Net decrease                          (525,829)  $(8,842,582)
------------------------------------------------------------

                              Six months ended June 30, 2003
------------------------------------------------------------
Class Y                                 Shares        Amount
------------------------------------------------------------
Shares sold                            298,763    $3,772,165
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
                                       298,763     3,772,165

Shares repurchased                    (270,707)   (3,383,368)
------------------------------------------------------------
Net increase                            28,056      $388,797
------------------------------------------------------------

                                For the period March 4, 2002
                                (commencement of operations)
                                        to December 31, 2002
------------------------------------------------------------
Class Y                                 Shares        Amount
------------------------------------------------------------
Shares sold                          1,098,882   $17,154,082
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --            --
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New Century
Growth Fund                            467,020     5,444,380
------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
Technology Fund                        127,471     1,486,022
------------------------------------------------------------
                                     1,693,373    24,084,484

Shares repurchased                    (428,343)   (5,883,549)
------------------------------------------------------------
Net increase                         1,265,030   $18,200,935
------------------------------------------------------------



Note 5
Acquisition of Putnam New
Century Growth Fund and
Putnam Technology Fund

On September 30, 2002, the fund issued the following shares to acquire the net assets of Putnam New Century Growth Fund and Putnam Technology Fund in a tax-free exchange approved by the shareholders.

                                           Shares       Shares
                                           Issued    Exchanged
--------------------------------------------------------------
Putnam New Century Growth Fund
Class A                                15,807,160   21,457,151
Class B                                14,084,902   18,415,197
Class C                                 2,382,193    3,211,025
Class M                                   652,596      865,070
Class Y                                   467,020      631,430

Putnam Technology Fund
Class A                                 3,565,776   21,518,687
Class B                                 2,625,827   15,230,320
Class C                                   417,904    2,497,094
Class M                                   126,927      746,439
Class Y                                   127,471      768,364


The net assets of the fund, Putnam New Century Growth Fund and Putnam Technology Fund on September 27, 2002, valuation date, were $1,085,142,284, $378,570,260 and $78,014,260, respectively. On September 27, 2002, Putnam
New Century Growth Fund had unrealized depreciation of $58,246,235 and Putnam Technology Fund had unrealized depreciation of $46,319,684, respectively. The aggregate net assets of the fund immediately following the acquisition were $1,541,726,804.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA017-88682  377/2AR/2LR/2AO/2ZC  8/03

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Discovery Growth Fund
Supplement to Semiannual Report dated 6/30/03.

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/03

                                                                        NAV

6 months                                                              15.68%
1 year                                                                 0.79
5 years                                                              -26.61
Annual average                                                        -6.00
10 years                                                             102.30
Annual average                                                         7.30
Life of fund (since class A inception, 4/14/93)
Annual average                                                         7.59

Share value:                                                            NAV

12/31/02                                                             $12.18
6/30/03                                                              $14.09

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003